UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 6, 2021

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-04802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive
Franklin Lakes, New Jersey 07417-1880
(Address of Principal Executive Offices)(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing at 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

Becton, Dickinson and Company (“BD”) is registering 68,754 shares (the “Bard Shares”) of its common stock, par value $1.00 per share (“Common Stock”), under BD’s registration statement on Form S-3 (File Nos. 333-255829 and 333-255829-01) (the “Registration Statement”), as supplemented by a prospectus supplement, dated as of May 6, 2021, filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2021. The Bard Shares were previously registered under BD’s registration statement on Form S-3 (File No. 333-224464), as amended by Post-Effective Amendment No. 1 thereto (the “Prior Registration Statement”), which expired on April 26, 2021. The Bard Shares are issuable to certain former employees of C. R. Bard, Inc. (“Bard”) and employees of certain former affiliates of Bard upon the exercise of certain stock-settled stock appreciation rights issued under the Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan, as amended and restated, that BD has agreed to substitute for outstanding equity awards previously granted by Bard in connection with BD’s acquisition of Bard.

BD is also registering 2,148 shares (the “CareFusion Shares”) of Common Stock under the Registration Statement, as supplemented by a prospectus supplement, dated as of May 6, 2021, filed with the SEC on May 6, 2021. The CareFusion Shares were previously registered under the Prior Registration Statement. The CareFusion Shares are issuable to certain former employees of CareFusion Corporation and employees of certain former affiliates of CareFusion Corporation upon the vesting or exercise of certain equity awards issued under the CareFusion Corporation 2009 Long-Term Incentive Plan that BD assumed in connection with BD’s acquisition of CareFusion Corporation.

Attached hereto and incorporated by reference to the Registration Statement as Exhibits 5.1 and 5.2 are copies of the opinions of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for BD, relating to the Bard Shares and the CareFusion Shares, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

5.1	Opinion of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for Becton, Dickinson and Company, relating to the Bard Shares.

5.2	Opinion of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for Becton, Dickinson and Company, relating to the CareFusion Shares.

23.1	Consent of Gary DeFazio (included as part of Exhibit 5.1).

23.2	Consent of Gary DeFazio (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President, Corporate Secretary and Associate General Counsel

Date: May 6, 2021